                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A
                          AMENDMENT NO. 1 TO FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 or 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    AUGUST 1, 1996
                                                         ---------------------


                          UNISON HEALTHCARE CORPORATION
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


              0-27374                                   86-0684011
---------------------------------------   --------------------------------------
       (Commission File Number)            (I.R.S. Employer Identification No.)


7272 EAST INDIAN SCHOOL ROAD, SUITE 214, SCOTTSDALE, ARIZONA          85251
--------------------------------------------------------------------------------
         (Address of Principal Executives Offices)                  (Zip Code)


                                 (602) 423-1954
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

        Unison HealthCare Corporation, a Delaware corporation, ("Unison"), hereby amends Item 7 of its Report on Form 8-K dated August 1, 1996.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)  Financial Statements.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Unison HealthCare Corporation

     We have audited the accompanying combined balance sheets of the Franciscan Health Care Centers at Enumclaw and Walla Walla (the Companies) as of June 30, 1996, and the related combined statements of operations and changes in net assets, and cash flows for each of the three years in the period ended June 30, 1996. Our audits also included the financial statement schedule listed in the Index at Item 14(a). These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of the Companies at June 30, 1996, and the combined results of their operations and their cash flows for each of the three years in the period ended June 30, 1996 in conformity with generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

                                          ERNST & YOUNG LLP
Phoenix, Arizona
October 4, 1996

                       FRANCISCAN HEALTH CARE CENTERS AT
                            ENUMCLAW AND WALLA WALLA

                            COMBINED BALANCE SHEETS

                                                                              JUNE 30,
                                                                      -------------------------
                                                                         1995           1996
                                                                      ----------     ----------
ASSETS
Current assets:
  Cash..............................................................  $    1,473     $    3,358
  Accounts receivable, net of allowance for doubtful accounts of
     $37,000 in 1995 and $140,000 in 1996...........................     633,155        915,374
  Prepaids and other................................................      22,545         66,019
                                                                      ----------     ----------
Total current assets................................................     657,173        984,751
  Property and equipment, net.......................................   4,521,122      4,578,773
                                                                      ----------     ----------
Total assets........................................................  $5,178,295     $5,563,524
                                                                      ==========     ==========
LIABILITIES AND NET ASSETS
Current liabilities:
  Accounts payable..................................................  $  117,379        645,309
  Accrued expenses..................................................     417,139        413,360
                                                                      ----------     ----------
Total current liabilities...........................................     534,518      1,058,669
Net assets..........................................................   4,643,777      4,504,855
                                                                      ----------     ----------
Total liabilities and net assets....................................  $5,178,295     $5,563,524
                                                                      ==========     ==========

                            See accompanying notes.

                       FRANCISCAN HEALTH CARE CENTERS AT
                            ENUMCLAW AND WALLA WALLA

                     COMBINED STATEMENTS OF OPERATIONS AND
                             CHANGES IN NET ASSETS

                                                  YEAR ENDED JUNE 30,
                                        ----------------------------------------     ONE MONTH ENDED
                                           1994           1995           1996         JULY 31, 1996
                                        ----------     ----------     ----------     ---------------
                                                                                       (UNAUDITED)
Changes in unrestricted net assets:
Revenues:
  Net patient.........................  $5,367,940     $5,571,282     $4,991,628       $   444,832
  Other...............................       3,221          1,026            584            11,819
                                        ----------     ----------     ----------        ----------
Total.................................   5,371,161      5,572,308      4,992,212           456,651
Expenses:
  Wages and related...................   4,158,494      4,576,574      4,107,961           347,881
  Other...............................   1,412,513      1,424,319      1,554,089           168,996
  Depreciation........................     276,853        240,153        268,934            10,327
                                        ----------     ----------     ----------        ----------
Total.................................   5,847,860      6,241,046      5,930,984           527,204
                                        ----------     ----------     ----------        ----------
Net loss..............................  $ (476,699)    $ (668,738)    $ (938,772)      $   (70,553)
                                        ==========     ==========     ==========        ==========

                            See accompanying notes.

                       FRANCISCAN HEALTH CARE CENTERS AT
                            ENUMCLAW AND WALLA WALLA

                     COMBINED STATEMENTS OF OPERATIONS AND
                      CHANGES IN NET ASSETS -- (CONTINUED)

                                                                   YEAR ENDED JUNE 30,
                                                         ----------------------------------------
                                                            1994           1995           1996
                                                         ----------     ----------     ----------
Net loss...............................................  $ (476,699)    $ (668,738)    $ (938,772)
Net transfers from affiliate...........................      89,993        825,440        799,850
                                                         ----------     ----------     ----------
Total changes in unrestricted net assets...............    (386,706)       156,702       (138,922)
Net assets at beginning of period......................   4,873,781      4,487,075      4,643,777
                                                         ----------     ----------     ----------
Net assets at end of period............................  $4,487,075     $4,643,777     $4,504,855
                                                         ==========     ==========     ==========

                            See accompanying notes.

                       FRANCISCAN HEALTH CARE CENTERS AT
                            ENUMCLAW AND WALLA WALLA

                       COMBINED STATEMENTS OF CASH FLOWS

                                                     YEARS ENDED JUNE 30,                ONE MONTH
                                             -------------------------------------         ENDED
                                               1994          1995          1996        JULY 31, 1996
                                             ---------     ---------     ---------     -------------
                                                                                        (UNAUDITED)
OPERATING ACTIVITIES
Net loss...................................  $(476,699)    $(668,738)    $(938,772)      $ (70,553)
Adjustments to reconcile net loss to net
  cash provided by (used in) operating
  activities:
  Depreciation.............................    276,853       240,153       268,934          10,327
  Provision for doubtful accounts..........      5,619        20,523       104,502           1,759
  Changes in operating assets and
     liabilities:
     Accounts receivable...................    262,725      (404,232)     (386,721)       (382,367)
     Prepaids and other....................     (4,980)       53,380       (43,474)         53,031
     Accounts payable and accrued
       expenses............................      5,884        (2,967)      524,251        (568,814)
                                             ---------     ---------     ---------     -------------
Net cash provided by (used in) operating
  activities...............................     69,402      (761,881)     (471,280)       (956,617)
INVESTING ACTIVITIES
Purchases of property and equipment........   (158,892)      (63,288)     (326,685)             --
                                             ---------     ---------     ---------     -------------
Net cash used in investing activities......   (158,892)      (63,288)     (326,685)             --
FINANCING ACTIVITIES
Net transfers from affiliates..............     89,993       825,440       799,850         956,617
                                             ---------     ---------     ---------     -------------
Net cash provided by financing
  activities...............................     89,993       825,440       799,850         956,617
                                             ---------     ---------     ---------     -------------
Net increase in cash.......................        503           271         1,885              --
Cash at beginning of period................        699         1,202         1,473           3,358
                                             ---------     ---------     ---------     -------------
Cash at end of period......................  $   1,202     $   1,473     $   3,358       $   3,358
                                             =========     =========     =========       =========

                             See accompanying notes.

                       FRANCISCAN HEALTH CARE CENTERS AT
                            ENUMCLAW AND WALLA WALLA

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                 JUNE 30, 1996

DESCRIPTION OF BUSINESS

     Franciscan Health Care Center at Enumclaw (Enumclaw) is a 148 bed skilled nursing facility located in Enumclaw, Washington. Franciscan Health Care Center at Walla Walla (Walla Walla) is a 74 bed skilled nursing facility located in Walla Walla, Washington. Unison HealthCare Corporation (Unison) began operating Enumclaw and Walla Walla through the terms of an operating lease agreement effective August 1996. Prior to August 1996, both Enumclaw and Walla Walla were operating divisions of Franciscan ElderCare Corporation (FEC), a Delaware not-for-profit corporation.

SIGNIFICANT ACCOUNTING POLICIES

  Basis of Combination

     The accompanying combined financial statements include the accounts of Enumclaw and Walla Walla, (collectively referred to as the Companies).

  Unaudited Interim Financial Information

     The accompanying combined statement of operations and changes in net assets for the one month interim period ended July 31, 1996 is unaudited. However, in the opinion of the Companies' management, such statements include all adjustments consisting only of normal recurring adjustments necessary for a fair presentation of the combined results of operation and cash flows of the Companies. The combined operating results for the interim period are not necessarily indicative of the results of a full year.

  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes. Actual results could differ from those estimates.

  Net Patient Revenues

     The Companies' revenues are derived primarily from providing long-term health care services. Approximately 83, 77 and 78 percent of the Companies' net patient revenues for the years ended June 30, 1996, 1995 and 1994, respectively, were derived from Medicare and Medicaid assistance programs and approximately 71 and 87 percent of the Companies' net patient accounts receivable at June 30, 1996 and 1995, respectively, are due from such programs. These revenues are reported at their estimated net realizable amounts and are subject to audit and retroactive adjustments. Contractual adjustments resulting from agreements with various organizations to provide services for amounts which differ from billed charges, including services under Medicare and Medicaid, are recorded as deductions from gross patient revenue. The collectibility of receivables from Medicare and Medicaid are dependent upon the performance of these programs.

     A provision for doubtful accounts is made when the related revenue is recorded. Accounts, when determined to be uncollectible, are charged against the allowance for doubtful accounts. Provisions for estimated third-party payor settlements are provided in the period the related services are rendered and are adjusted in the period of settlement.

     The estimated third party payor settlements under the Medicare and Medicaid programs are recorded in the period the related services are rendered and are subject to audit and final settlement by the fiscal intermediary. Differences between the net amounts accrued and subsequent settlement, if any, are recorded in operations at the time the final settlement is determined.

                       FRANCISCAN HEALTH CARE CENTERS AT
                            ENUMCLAW AND WALLA WALLA

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                 JUNE 30, 1996

  Property and Equipment

     Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the respective estimated useful lives of the respective assets. The Companies' property and equipment serves as collateral with FEC's pooled financing bonds.

PROPERTY AND EQUIPMENT

     Property and equipment consists of the following at June 30:

                                                                          JUNE 30,
                                                                  -------------------------
                                                                     1995           1996
                                                                  ----------     ----------
    Building and improvements...................................  $4,548,262     $4,573,135
    Equipment...................................................     779,960      1,081,672
                                                                  ----------     ----------
                                                                   5,328,222      5,654,807
                                                                  ----------     ----------
    Less accumulated depreciation...............................     807,100      1,076,034
                                                                  ----------     ----------
                                                                  $4,521,122     $4,578,773
                                                                   =========      =========

RELATED PARTY TRANSACTIONS

     The Companies represent two of several facilities operated as divisions of FEC. FEC makes advances to its divisions for operating purposes and the divisions forward cash receipts to FEC as part of FEC's centralized cash management system. Consequently, the Companies' combined financial statements do not include certain accounts, such as operating cash and debt. The results of transactions between FEC and the Companies are reflected as net transfers from affiliates in the accompanying combined statements of operations and changes in net assets.

     Prior to December 1, 1994, management services were provided to the Companies by FEC. Management fees allocated from FEC totaled $283,000 for the year ended June 30, 1994 and $23,000 for the five months ended November 30, 1994. From December 1, 1994 to June 30, 1996, management services were provided to the Companies by Unison, based on a percentage of net patient revenue. Management fees totaled $298,000 in 1996 and $182,000 in 1995, and are included in other expenses. Management fee accrual totaled $26,252 at June 30, 1996 and $16,493 at June 30, 1995.

LEASES

     Future minimum lease payments for the Companies at June 30, 1996, by year and in the aggregate, under noncancelable operating lease arrangements with initial or remaining terms of one year or more consist of the following:

            1997.....................................................  $  629,724
            1998.....................................................     629,724
            1999.....................................................     629,724
            2000.....................................................     629,724
            2001.....................................................     629,724
            Thereafter...............................................   5,341,980
                                                                       ----------
                                                                       $8,490,600
                                                                        =========

                       FRANCISCAN HEALTH CARE CENTERS AT
                            ENUMCLAW AND WALLA WALLA

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                 JUNE 30, 1996

INSURANCE

     Health care companies are subject to medical malpractice, personal injury and other liability claims that are customary risks inherent in their operations and are generally covered by insurance. The Companies are subject to claims and litigation for which FEC carries professional, general liability and other insurance coverages. In the opinion of the Companies management, the outcome of such claims and litigation will not have a material impact on the Companies' combined financial position or results of operations.

SUBSEQUENT EVENT

     In July 1996, FEC entered into a purchase agreement, pursuant to which Monica R. Salusky and Walla Walla Partners, L.P. (the acquirers) purchased certain accounts receivable, equipment, leasehold improvements and supply inventory, and acquired FEC's rights under certain contracts of the Companies. Beginning in August of 1996, Unison leased the Companies' skilled nursing facilities from the acquirers. The lease agreements require that Unison be responsible for management and operation of the Companies' facilities.

        (b)  Pro Forma Financial Information.


       UNISON UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

        Unison HealthCare Corporation ("Unison") acquired the leasehold rights to two skilled nursing facilities in the State of Washington, the Franciscan Health Care Centers at Enumclaw and Walla Walla, on August 1, 1996. Unison additionally has other pending acquisitions: (i) the acquisition of Signature Health Care Corporation, four affiliated entities and RehabWest, Inc. (the "Signature Acquisition"); and (ii) the acquisition of American Professional Holding, Inc. ("Ampro") and Memphis Clinical Laboratory, Inc. ("Memphis" and together with Ampro, "Ampro/Memphis") (the "Ampro/Memphis Acquisition"). Further, Unison is holding seven facilities for disposition (the "Dispositions"), has completed other acquisitions since January 1, 1995 (the "Completed Acquisitions") and anticipates placing $100.0 million of senior notes (the "Senior Notes") in connection with the Signature Acquisition.

        Information concerning Enumclaw and Walla Walla is within the "Other Acquisitions" and "Pro Forma Adjustments" columns of the Unaudited Pro Forma Condensed Combined Statement of Operations and the notes thereto.

        The following Unaudited Pro Forma Condensed Combined Financial Statements are presented assuming that the Signature Acquisition will be accounted for as a purchase and the Ampro/Memphis Acquisition will be accounted for as a poolings-of-interests. Accordingly, the Unaudited Pro Forma Condensed Combined Financial Statements include the combined operations of Unison and Ampro/Memphis for all periods presented. The Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 1996 and 1995 and the year ended December 31, 1995 have been prepared as if the Dispositions, the Completed Acquisitions, the sale of the Senior Notes in the assumed amount of $100.0 million and acquisition of Signature had been consummated as of the first day of the period presented. The Unaudited Pro Forma Condensed Combined Balance Sheet has been prepared as if all of the aforementioned transactions had been consummated as of June 30, 1996.

        The pro forma information is based on the historical statements of operations of the acquired businesses giving effect to the placement of the Senior Notes and the other assumptions and adjustments described in the accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

        The Unaudited Pro Forma Condensed Combined Financial Statements do not purport to present the results of operations of Unison had the business combinations taken place on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future.

                         UNISON HEALTHCARE CORPORATION

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                        AS OF JUNE 30, 1996
                                    -------------------------------------------------------------------------------------------
                                                                                                      ADJUSTMENTS
                                                                                                          FOR
                                                                         PRO FORMA                      SENIOR       PRO FORMA
                                    UNISON    SIGNATURE(a)   AMPRO(b)   ADJUSTMENTS   PRO FORMA        NOTES(f)     AS ADJUSTED
                                    -------   ------------   --------   -----------   ---------       -----------   -----------
ASSETS
Current assets:
  Cash and cash equivalents.......  $   847     $    116      $   30      $    --     $    993         $  20,383     $  21,376
  Accounts and notes receivable,
    net...........................   22,152        8,223       2,149           --       32,524                          32,524
  Other current assets............    2,413        1,025         399           --        3,837                --         3,837
                                    -------      -------      ------      -------     --------          --------      --------
    Total current assets..........   25,412        9,364       2,578           --       37,354            20,383        57,737
Lease operating rights and other
  assets, net.....................   42,588       44,936         319           --       87,843             4,500
                                                                                                                        94,093
                                                                                                           1,750
Goodwill, net.....................   11,195       22,603         943           --       34,741                --        34,741
Property and equipment, net.......    5,548       19,221         657           --       25,426                --        25,426
                                    -------      -------      ------      -------     --------          --------      --------
    Total assets..................  $84,743     $ 96,124      $4,497           --     $185,364         $  26,633     $ 211,997
                                    =======      =======      ======      =======     ========          ========      ========
LIABILITIES AND STOCKHOLDERS'
  EQUITY
Current liabilities:
  Current portion of long-term
    debt..........................  $ 3,576     $    812      $  895           --     $  5,283         $    (895)    $   4,388
  Other current liabilities.......   16,988        3,654       1,664        2,000 (c)
                                                                              127 (d)   24,433                --        24,433
                                    -------      -------      ------      -------     --------          --------      --------
    Total current liabilities.....   20,564        4,466       2,559        2,127       29,716              (895)       28,821
Long-term debt....................   27,535       62,238         691          335 (e)   90,799           100,000
                                                                                                                       118,327
                                                                                                         (72,472)
Deferred taxes....................    9,030        6,921          --         (800)(c)
                                                                             (134)(e)   15,017                --        15,017
Other long-term liabilities.......    4,728        2,499          --           --        7,227                --         7,227
                                    -------      -------      ------      -------     --------          --------      --------
    Total liabilities.............   61,857       76,124       3,250        1,528      142,759            26,633       169,392
                                    -------      -------      ------      -------     --------          --------      --------
  Common stock....................        3            1           1           --            5                --             5
  Additional paid-in capital......   21,804       19,999          99           --       41,902                --        41,902
  Retained earnings...............    1,079           --       1,147       (1,200)(c)
                                                                             (127)(d)
                                                                             (201)(e)      698                --           698
                                    -------      -------      ------      -------     --------          --------      --------
    Total stockholders' equity....   22,886       20,000       1,247       (1,528)      42,605                          42,605
                                    -------      -------      ------      -------     --------          --------      --------
    Total liabilities and
      stockholders' equity........  $84,743     $ 96,124      $4,497      $    --     $185,364         $  26,633     $ 211,997
                                    =======      =======      ======      =======     ========          ========      ========
Common shares outstanding.........    3,871                                 2,049        5,920                           5,920
Book value per common share.......  $  5.91                                           $   7.20                       $    7.20

       See Notes to Unaudited Pro Forma Condensed Combined Balance Sheet

         NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

     (a) Represents the combined balance sheet of Signature as of June 30, 1996 after application of the purchase method of accounting. The expected total purchase price is approximately $63,550,000, comprised of cash amounting to approximately $43,050,000 (including $5,350,000 for RehabWest), a promissory note in the amount of $500,000 and Unison Common Stock with a market value of approximately $20,000,000. The table below illustrates the historical balance sheet of all entities acquired in the Signature Acquisition other than RehabWest (the "Signature Affiliates") and of RehabWest together with the purchase accounting adjustments associated with the Signature Acquisition.

                                                                                AS OF JUNE 30, 1996
                                                                 -------------------------------------------------
                                                                                           PURCHASE
                                                                 SIGNATURE                ACCOUNTING
                                                                 AFFILIATES   REHABWEST   ADJUSTMENTS   SIGNATURE
                                                                 ----------   ---------   -----------   ----------
                                                                              (DOLLARS IN THOUSANDS)
    ASSETS
    Current assets:
      Cash and cash equivalents................................   $     --      $ 116       $    --      $    116
      Accounts and notes receivable, net.......................      7,761        462            --         8,223
      Other current assets.....................................      1,009         16            --         1,025
                                                                 ----------   ---------   -----------   ----------
            Total current assets...............................      8,770        594            --         9,364
    Lease operating rights and other assets, net...............      1,692         --        43,244        44,936
    Goodwill, net..............................................      1,721         --        20,882        22,603
    Property and equipment, net................................     17,213          8         2,000        19,221
                                                                 ----------   ---------   -----------   ----------
            Total assets.......................................   $ 29,396      $ 602       $66,126      $ 96,124
                                                                 ==========   ==========  ===========   ==========
    LIABILITIES AND STOCKHOLDERS' EQUITY
    Current liabilities:
      Current portion of long-term debt........................   $    312      $  --       $   500      $    812
      Other current liabilities................................      3,223        431            --         3,654
                                                                 ----------   ---------   -----------   ----------
            Total current liabilities..........................      3,535        431           500         4,466
    Long-term debt.............................................     19,188         --        43,050        62,238
    Deferred taxes.............................................      2,921         --         4,000         6,921
    Other long-term liabilities................................      2,499         --            --         2,499
                                                                 ----------   ---------   -----------   ----------
    Total liabilities..........................................     28,143        431        47,550        76,124
    Stockholders' equity:
      Common stock.............................................          7         --            (6)            1
      Additional paid-in capital...............................         62         --        19,937        19,999
      Retained earnings........................................      1,184        171        (1,355)           --
                                                                 ----------   ---------   -----------   ----------
            Total stockholders' equity.........................      1,253        171        18,576        20,000
                                                                 ----------   ---------   -----------   ----------
            Total liabilities and stockholders' equity.........   $ 29,396      $ 602       $66,126      $ 96,124
                                                                 ==========   ==========  ===========   ==========

     (b) Represents the combined balance sheets of Ampro and Memphis, as follows:

                                                                    AS OF JUNE 30, 1996
                                                        --------------------------------------------
                                                                            PRO FORMA      PRO FORMA
                                                        AMPRO    MEMPHIS   ADJUSTMENTS     COMBINED
                                                        ------   -------   -----------     ---------
ASSETS
Current assets:
  Cash and cash equivalents...........................  $   14    $  16                     $    30
  Accounts and notes receivable, net..................   2,048      101                       2,149
  Other current assets................................     385       14          --             399
                                                        ------     ----       -----          ------
          Total current assets........................   2,447      131          --           2,578
Lease operating rights and other assets, net..........     319       --          --             319
Goodwill, net.........................................     943       --          --             943
Property and equipment, net...........................     497      160          --             657
                                                        ------     ----       -----          ------
          Total assets................................  $4,206    $ 291       $  --         $ 4,497
                                                        ======     ====       =====          ======
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Current portion of long-term debt...................  $  395    $  10       $ 490(1)      $   895
  Other current liabilities...........................   1,585       79          --           1,664
                                                        ------     ----       -----          ------
          Total current liabilities...................   1,980       89         490           2,559
Long-term debt........................................     669       22          --             691
Stockholders' equity:
  Common stock........................................      10        1          (1)             10
  Additional paid-in capital..........................     400       --        (310)             90
  Retained earnings...................................   1,147      179        (179)          1,147
                                                        ------     ----       -----          ------
          Total stockholders' equity..................   1,557      180        (490)          1,247
                                                        ------     ----       -----          ------
          Total liabilities and stockholders'
            equity....................................  $4,206    $ 291       $  --         $ 4,497
                                                        ======     ====       =====          ======

---------------
(1) Represents the consideration paid for Memphis, comprised of cash in the amount of $240,000 (assumed to be borrowed) and the assumption of debt amounting to $250,000.

     (c) In September 1996, Unison announced a plan to dispose of seven nursing facilities, two of which were not in operation. The $2,000,000 provision for disposition represents estimated direct costs to sublease the facilities. This charge will result in a reduction of the Company's deferred tax liability of $800,000.

     (d) To record a prepayment penalty of $335,000 related to the $4,188,000 principal reduction on the Signature mortgage. This extraordinary charge will result in a reduction of the Company's deferred tax liability of $134,000.

     Lease operating rights are being amortized over the lease terms, including renewal options, not to exceed 35 years. Goodwill represents the amount of the purchase price in excess of identifiable assets and is being amortized over 40 years. The adjustment to property and equipment is based on the estimated fair value of the assets acquired as determined by independent appraisals.

     (e) In connection with the Ampro Merger, Unison paid a financial advisory fee to Trouver in the amount of approximately $127,000.

     (f) To record 1,509,000 common shares to be issued in connection with the Signature Health Care Merger and 540,000 shares to be issued in connection with the Ampro/Memphis Acquisition.

     (g) To record the issuance of the Senior Notes in the principal amount of $100,000,000. The following table illustrates the pro forma application of proceeds of the Senior Notes as if such application had occurred at June 30, 1996 (dollars in thousands).

    Signature Acquisition payment.............................................  $ 43,050
    Repayment of long-term debt...............................................    28,731
    Payment of BritWill contingent obligation.................................     1,750
    General corporate purposes................................................    21,969
    Estimated fees and expenses...............................................     4,500
                                                                                --------
                                                                                $100,000
                                                                                ========

                         UNISON HEALTHCARE CORPORATION

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1996
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                       ADJUSTMENTS
                                                                                                           FOR
                                                                 OTHER        PRO FORMA                  SENIOR        PRO FORMA
                           UNISON   SIGNATURE(a)  AMPRO(b)  ACQUISITIONS(c)  ADJUSTMENTS    PRO FORMA     NOTES       AS ADJUSTED
                           -------  ------------  --------  ---------------  -----------    ---------  -----------    -----------
Revenues:
  Net patient............. $63,442    $ 24,321     $   --       $ 5,140        $(6,597)(d)   $86,306     $    --        $86,306
  Other...................   1,555         268      3,562           569           (300)(d)
                                                                                  (249)(e)     5,405         510(k)       5,915
                           -------     -------     ------        ------        -------       -------     -------        -------
    Total revenues........  64,997      24,589      3,562         5,709         (7,146)       91,711         510         92,221
Expenses:
  Wages and related.......  32,447      15,927      1,514         3,336         (3,669)(d)    49,555          --         49,555
  Other operating.........  21,172         472      1,493         2,230         (2,478)(d)
                                                                                  (249)(e)    22,640          --         22,640
  Rent....................   6,653       1,050         51            21           (892)(d)
                                                                                   538 (e)     7,421          --          7,421
  Interest................   1,452       3,179         56           249           (163)(d)
                                                                                  (247)(e)     4,549       1,357(l)       5,906
                                                                                    23 (f)
  Depreciation and
    amortization..........   1,054       1,583         98           121           (190)(d)
                                                                                  (113)(e)     2,560         225(m)       2,785
                                                                                     7 (g)
  Provision for loss on
    dispositions..........      --          --         --            --          2,000 (h)     2,000          --          2,000
                           -------     -------     ------        ------        -------       -------     -------        -------
    Total expenses........  62,778      22,211      3,212         5,957         (5,433)       88,725       1,582         90,307
                           -------     -------     ------        ------        -------       -------     -------        -------
Income (loss) before
  income taxes and
  extraordinary charges...   2,219       2,378        350          (248)        (1,713)        2,986      (1,072)         1,914
Income tax expense
  (benefit)...............     932         185        118            --            (41)(i)     1,194        (429)(i)        765
                           -------     -------     ------        ------        -------       -------     -------        -------
Net income (loss) before
  extraordinary changes... $ 1,287    $  2,193     $  232       $  (248)       $(1,672)      $ 1,792     $  (643)       $ 1,149
                           =======     =======     ======        ======        =======       =======     =======        =======
Income (loss) before
  extraordinary charges
  per share:
  Primary................. $  0.32                                                           $  0.29                    $  0.19
  Fully diluted...........    0.31                                                              0.29                       0.19
Weighed average shares
  used in per share
  calculation:
  Primary.................   4,070                                               2,049(j)      6,119                      6,119
  Fully diluted...........   4,132                                               2,049(j)      6,181                      6,181

  See Notes to Unaudited Pro Forma Condensed Combined Statement of Operations

                         UNISON HEALTHCARE CORPORATION

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1995
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                      ADJUSTMENTS
                                                             OTHER         PRO FORMA                  FOR SENIOR       PRO FORMA
                      UNISON    SIGNATURE(c)   AMPRO(b)  ACQUISITIONS     ADJUSTMENTS     PRO FORMA      NOTES        AS ADJUSTED
                      -------   ------------   ------   ---------------   -----------     ---------   -----------     -----------
Revenues:
  Net patient.......  $12,415     $ 13,345     $   --       $40,314         $(7,232)(d)    $58,842      $    --         $58,842
  Other.............    1,028           60      3,644           291             (56)(d)
                                                                               (249)(e)      4,718          510(k)        5,228
                      -------      -------     ------       -------         -------        -------      -------         -------
        Total
         revenues...   13,443       13,405      3,644        40,605          (7,537)        63,560          510          64,070
Expenses:
  Wages and
    related.........    7,486        9,117      1,418        24,977          (3,225)(d)     39,773           --          39,773
  Other operating...    4,587          561      1,545         9,724          (2,716)(d)
                                                                               (249)(e)
                                                                               (750)(n)     12,702           --          12,702
  Rent..............    1,151          235         55         4,523            (950)(d)
                                                                                538 (e)
                                                                                (94)(o)      5,458           --           5,458
  Interest..........      183        3,125         19           892             (98)(d)
                                                                               (338)(e)
                                                                                387 (f)      4,170        1,357(l)        5,527
  Depreciation and
    amortization....       88        1,569        135           627            (134)(d)
                                                                               (183)(e)
                                                                                632 (g)      2,734          225(m)        2,959
  Provision for loss
    on
    disposition.....       --           --         --            --           2,000 (h)      2,000           --           2,000
                      -------      -------     ------       -------         -------        -------      -------         -------
        Total
         expenses...   13,495       14,607      3,172        40,743          (5,180)        66,837        1,582          68,419
                      -------      -------     ------       -------         -------        -------      -------         -------
Income (loss) before
  income taxes and
  extraordinary
  charges...........      (52)      (1,202)       472          (138)         (2,357)        (3,277)      (1,072)         (4,349)
Income tax expense
  (benefit).........        1         (495)       157            26          (1,000)(i)     (1,311)        (429)(i)      (1,740)
                      -------      -------     ------       -------         -------        -------      -------         -------
Income (loss) before
  extraordinary
  charges...........  $   (53)    $   (707)       315          (164)        $(1,357)       $(1,966)     $  (643)        $(2,610)
                      =======      =======     ======       =======         =======        =======      =======         =======
Income (loss) before
  extraordinary
  charges per share:  $ (0.04)                                                             $ (0.59)                     $ (0.79)
Weighed average
  shares used in per
  share
  calculation.......    1,266                                                 2,049(j)       3,315                        3,315

  See Notes to Unaudited Pro Forma Condensed Combined Statement of Operations

                         UNISON HEALTHCARE CORPORATION

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                       ADJUSTMENTS
                                                              OTHER         PRO FORMA                  FOR SENIOR      PRO FORMA
                      UNISON    SIGNATURE(a)   AMPRO(b)  ACQUISITIONS(c)   ADJUSTMENTS     PRO FORMA      NOTES       AS ADJUSTED
                      -------   ------------   --------  ---------------   -----------     ---------   -----------    -----------
Revenues:
  Net patient........ $57,743     $ 36,150      $   --       $58,568        $ (14,495)(d)  $137,966      $    --       $ 137,966
  Other..............   3,542          281       7,203           549             (131)(d)
                                                                                 (499)(e)    10,945        1,019(k)       11,964
                      -------      -------      ------       -------         --------      --------      -------        --------
        Total
          revenues...  61,285       36,431       7,203        59,117          (15,125)      148,911        1,019         149,930
Expenses:
  Wages and
    related..........  31,811       24,777       3,234        37,707           (6,933)(d)    90,596           --          90,596
  Other operating....  20,777        2,060       3,256        13,780           (5,250)(d)
                                                                                 (499)(e)
                                                                                 (875)(n)    33,249           --          33,249
  Rent...............   6,565        1,245         108         5,587           (1,779)(d)
                                                                                1,076 (e)
                                                                                 (110)(o)    12,692           --          12,692
  Interest...........   1,058        6,320         118         1,486             (240)(d)
                                                                                 (675)(e)
                                                                                  568 (f)     8,635        2,712 (l)      11,347
  Depreciation and
    amortization.....   1,050        3,030         262         1,026             (266)(d)
                                                                                 (366)(e)
                                                                                  773 (g)     5,509          450 (m)       5,959
  Provision for loss
    on
    dispositions.....      --           --          --            --            2,000 (h)     2,000           --           2,000
                      -------      -------      ------       -------         --------      --------      -------        --------
        Total
          expenses...  61,261       37,432       6,978        59,586          (12,576)      152,681        3,162         155,843
                      -------      -------      ------       -------         --------      --------      -------        --------
Income (loss) before
  income taxes and
  extraordinary
  charges............      24       (1,001)        225          (469)          (2,549)       (3,770)      (2,143)         (5,913)
Income tax expense
  (benefit)..........      50         (727)         82            30             (943)(i)    (1,508)        (857)(i)      (2,365)
                      -------      -------      ------       -------         --------      --------      -------        --------
Income (loss) before
  extraordinary
  charges............ $   (26)    $   (274)     $  143       $  (499)       $  (1,606)     $ (2,262)     $(1,286)      $  (3,548)
                      =======      =======      ======       =======         ========      ========      =======        ========
Income (loss) before
  extraordinary
  charges per
  share:............. $(0.02)                                                             $   (0.67)                   $   (1.04)
Weighted average
  shares used in per
  share
  calculation........   1,349                                                   2,049 (j)     3,398                        3,398

  See Notes to Unaudited Pro Forma Condensed Combined Statement of Operations

                         UNISON HEALTHCARE CORPORATION

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1994
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                        PRO
                                                                       PRO FORMA       FORMA
                                                 UNISON    AMPRO(p)   ADJUSTMENTS     COMBINED
                                                 -------   --------   -----------     --------
Revenues:
  Net patient..................................  $11,070    $   --       $  --        $11,070
  Other........................................    1,336     6,000          --          7,336
                                                  ------     -----        ----         ------
          Total revenues.......................   12,406     6,000          --         18,406
Expenses:
  Wages and related............................    7,149     2,445                      9,594
  Other operating..............................    3,902     2,560          --          6,462
  Rent.........................................    1,299       107                      1,406
  Interest.....................................       84        63          --            147
  Depreciation and amortization................       51       234          --            285
                                                  ------     -----        ----         ------
          Total expenses.......................   12,485     5,409          --         17,894
                                                  ------     -----        ----         ------
Income (loss) before income taxes..............      (79)      591          --            512
Income tax expense.............................        1       171          --            172
                                                  ------     -----        ----         ------
Net income (loss)..............................  $   (80)   $  420       $  --        $   340
                                                  ======     =====        ====         ======
Net income (loss) per share....................  $ (0.06)                             $  0.19
Weighed average shares used in per share
  calculation..................................    1,266                   540(j)       1,806

  See Notes to Unaudited Pro Forma Condensed Combined Statement of Operations

                         UNISON HEALTHCARE CORPORATION

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1993
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                            PRO FORMA      PRO FORMA
                                                   UNISON     AMPRO(p)     ADJUSTMENTS     COMBINED
                                                   ------     --------     -----------     ---------
Revenues:
  Net patient....................................  $1,076      $   --         $  --         $ 1,076
  Other..........................................     880       5,055            --           5,935
                                                   ------      ------          ----          ------
     Total revenues..............................   1,956       5,055            --           7,011
Expenses:
  Wages and related..............................   1,455       2,234                         3,689
  Other operating................................     545       2,084            --           2,629
  Rent...........................................      99         107                           206
  Interest.......................................      11          33            --              44
  Depreciation and amortization..................       7         150            --             157
                                                   ------      ------          ----          ------
          Total expenses.........................   2,117       4,608            --           6,725
                                                   ------      ------          ----          ------
Income (loss) before income taxes................    (161)        447            --             286
Income tax expense (benefit).....................     (20)        197            --             177
                                                   ------      ------          ----          ------
Net income (loss)................................  $ (141)     $  250         $  --         $   109
                                                   ======      ======          ====          ======
Net income (loss) per share......................  $(0.11)                                  $  0.06
Weighed average shares used in per share
  calculation....................................   1,266                       540(j)        1,806

  See Notes to Unaudited Pro Forma Condensed Combined Statement of Operations

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                            STATEMENT OF OPERATIONS

     (a) Represents the combined operating results for Signature for the year ended December 31, 1995 and the six months ended June 30, 1995 and June 30, 1996 after application of the purchase method of accounting. The table below illustrates the historical operating results of the Signature Affiliates and RehabWest and the pro forma adjustments associated with the Signature Acquisition. The pro forma adjustments represent (i) the elimination of management fees paid by the Signature Affiliates to a related party, net of incremental operating costs to be incurred by Unison estimated to be approximately $556,000 annually, (ii) interest expense on the portion of the Senior Notes to be allocated to the purchase of Signature at an assumed rate of 10.0% ($4,305,000) annually and interest expense on the $500,000 promissory note to be issued in connection with the Signature Acquisition at an assumed rate of 8.0% ($40,000 annually), (iii) depreciation expense related to the $2,000,000 purchase accounting adjustment to Signature's property and equipment and (iv) amortization expense related to the intangible assets recorded in connection with the Signature Acquisition.
                         SIX MONTHS ENDED JUNE 30, 1996
                             (DOLLARS IN THOUSANDS)

                                                            SIGNATURE                     PRO FORMA
                                                            AFFILIATES     REHABWEST     ADJUSTMENTS       SIGNATURE
                                                            ----------     ---------     -----------       ---------
    Revenues:
      Net patient.........................................   $ 21,984       $ 2,337        $    --          $24,321
      Other...............................................        268            --             --              268
                                                              -------        ------        -------          -------
            Total revenues................................     22,252         2,337             --           24,589
    Expenses:
      Wages and related...................................     14,263         1,664             --           15,927
      Other operating.....................................      4,684           118         (4,330)             472
      Rent................................................      1,044             6             --            1,050
      Interest............................................      1,006             1          2,172            3,179
      Depreciation and amortization.......................        845             1             50
                                                                                               687            1,583
                                                              -------        ------        -------          -------
            Total expenses................................     21,842         1,790         (1,421)          22,211
                                                              -------        ------        -------          -------
    Income before income taxes and extraordinary
      charges.............................................        410           547          1,421            2,378
    Income tax expense (benefit)..........................       (383)           --            568              185
                                                              -------        ------        -------          -------
    Income before extraordinary charges...................   $    793       $   547        $   853          $ 2,193
                                                              =======        ======        =======          =======

                         SIX MONTHS ENDED JUNE 30, 1995
                             (DOLLARS IN THOUSANDS)

                                                            SIGNATURE                     PRO FORMA
                                                            AFFILIATES     REHABWEST     ADJUSTMENTS       SIGNATURE
                                                            ----------     ---------     -----------       ---------
    Revenues:
      Net patient.........................................   $ 11,880       $ 1,465        $    --          $13,345
      Other...............................................         60            --             --               60
                                                              -------        ------        -------          -------
            Total revenues................................     11,940         1,465             --           13,405
    Expenses:
      Wages and related...................................      7,931         1,186             --            9,117
      Other operating.....................................      2,129           206         (1,774)             561
      Rent................................................        230             5                             235
      Interest............................................        947             6          2,172            3,125
      Depreciation and amortization.......................        827             5             50
                                                                                               687            1,569
                                                              -------        ------        -------          -------
            Total expenses................................     12,064         1,408          1,135           14,607
                                                              -------        ------        -------          -------
    Income (loss) before income taxes and extraordinary
      charges.............................................       (124)           57         (1,135)          (1,202)
    Income tax expense (benefit)..........................        (41)           --           (454)            (495)
                                                              -------        ------        -------          -------
    Income (loss) before extraordinary charges............   $    (83)      $    57        $  (681)         $  (707)
                                                              =======        ======        =======          =======

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                            STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1995
                             (DOLLARS IN THOUSANDS)

                                                            SIGNATURE                     PRO FORMA
                                                            AFFILIATES     REHABWEST     ADJUSTMENTS       SIGNATURE
                                                            ----------     ---------     -----------       ---------
    Revenues:
      Net patient.........................................   $ 32,769       $ 3,381        $    --          $36,150
      Other...............................................        281            --             --              281
                                                              -------        ------        -------          -------
            Total revenues................................     33,050         3,381             --           36,431
    Expenses:
      Wages and related...................................     22,006         2,771             --           24,777
      Other operating.....................................      5,761           469         (4,170)           2,060
      Rent................................................      1,235            10                           1,245
      Interest............................................      1,967             8          4,345            6,320
      Depreciation and amortization.......................      1,550             6            100
                                                                                             1,374            3,030
                                                              -------        ------        -------          -------
            Total expenses................................     32,519         3,264          1,649           37,432
                                                              -------        ------        -------          -------
    Income (loss) before income taxes and extraordinary
      charges.............................................        531           117         (1,649)          (1,001)
    Income tax expense (benefit)..........................        (67)           --           (660)            (727)
                                                              -------        ------        -------          -------
    Income (loss) before extraordinary charges............   $    598       $   117        $  (989)         $  (274)
                                                              =======        ======        =======          =======

     (b) Represents the combined income statements of Ampro and Memphis, as follows:

                                        SIX MONTHS ENDED JUNE 30,      SIX MONTHS ENDED JUNE 30,
                                                   1996                           1995
                                       ----------------------------   ----------------------------
                                                          PRO FORMA                      PRO FORMA
                                       AMPRO    MEMPHIS   COMBINED    AMPRO    MEMPHIS   COMBINED
                                       ------   -------   ---------   ------   -------   ---------
    Revenues:
      Net patient....................  $   --    $  --     $    --    $   --    $  --     $    --
      Other..........................   3,088      474       3,562     3,225      419       3,644
                                       ------   -------   ---------   ------   -------   ---------
              Total revenues.........   3,088      474       3,562     3,225      419       3,644
    Expenses:
      Wages and related..............   1,341      173       1,514     1,273      145       1,418
      Other operating................   1,309      184       1,493     1,359      186       1,545
      Rent...........................      37       14          51        40       15          55
      Interest.......................      56       --          56        19       --          19
      Depreciation and
         amortization................      81       17          98       112       23         135
                                       ------   -------   ---------   ------   -------   ---------
              Total expenses.........   2,824      388       3,212     2,803      369       3,172
                                       ------   -------   ---------   ------   -------   ---------
    Income before income taxes.......     264       86         350       422       50         472
    Income tax expense...............      94       24         118       143       14         157
                                       ------   -------   ---------   ------   -------   ---------
    Net income.......................  $  170    $  62     $   232    $  279    $  36     $   315
                                       ======   =======   ========    ======   =======   ========

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                            STATEMENT OF OPERATIONS

                                       YEAR ENDED DECEMBER 31, 1995   YEAR ENDED DECEMBER 31, 1994
                                       ----------------------------   ----------------------------
                                                          PRO FORMA                      PRO FORMA
                                       AMPRO    MEMPHIS   COMBINED    AMPRO    MEMPHIS   COMBINED
                                       ------   -------   ---------   ------   -------   ---------
    Revenues:
      Net patient....................  $   --    $  --     $    --    $   --    $  --     $    --
      Other..........................   6,421      782       7,203     5,152      848       6,000
                                       ------   -------   ---------   ------   -------   ---------
              Total revenues.........   6,421      782       7,203     5,152      848       6,000
    Expenses:
      Wages and related..............   2,913      321       3,234     2,119      326       2,445
      Other operating................   2,864      392       3,256     2,159      401       2,560
      Rent...........................      79       29         108        77       30         107
      Interest.......................     118       --         118        63       --          63
      Depreciation and
         amortization................     194       68         262       147       87         234
                                       ------   -------   ---------   ------   -------   ---------
              Total expenses.........   6,168      810       6,978     4,565      844       5,409
                                       ------   -------   ---------   ------   -------   ---------
    Income (loss) before income
      taxes..........................     253      (28)        225       587        4         591
    Income tax expense (benefit).....      86       (4)         82       170        1         171
                                       ------   -------   ---------   ------   -------   ---------
    Net income (loss)................  $  167    $ (24)    $   143    $  417    $   3     $   420
                                       ======   =======   ========    ======   =======   ========

                                                                YEAR ENDED DECEMBER 31, 1993
                                                                ----------------------------
                                                                                   PRO FORMA
                                                                AMPRO    MEMPHIS   COMBINED
                                                                ------   -------   ---------
    Revenues:
      Net patient.............................................  $   --    $  --     $    --
      Other...................................................   4,190      865       5,055
                                                                ------   -------   ---------
              Total revenues..................................   4,190      865       5,055
    Expenses:
      Wages and related.......................................   1,872      362       2,234
      Other operating.........................................   1,681      403       2,084
      Rent....................................................      77       30         107
      Interest................................................      33       --          33
      Depreciation and amortization...........................      81       69         150
                                                                ------   -------   ---------
              Total expenses..................................   3,744      864       4,608
                                                                ------   -------   ---------
    Income before income taxes................................     446        1         447
    Income tax expense........................................     197       --         197
                                                                ------   -------   ---------
    Net income................................................  $  249    $   1     $   250
                                                                ======   =======   ========

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                            STATEMENT OF OPERATIONS

     (c) Other Acquisitions: The following table summarizes the operating results for BritWill and for the following leases entered into from January 1, 1995 through the later of the date of lease inception or the period of the statement of operations.

                                                       SIX MONTHS ENDED             YEAR ENDED
                                                         JUNE 30, 1996           DECEMBER 31, 1995
                                     ACQUISITION     ---------------------     ---------------------
              ACQUISITION               DATE         REVENUES     EXPENSES     REVENUES     EXPENSES
    -------------------------------  -----------     --------     --------     --------     --------
                                                        (IN THOUSANDS)            (IN THOUSANDS)
    BritWill.......................    Aug. 1995      $   --       $   --      $ 38,854     $ 38,841
    Nightingale West...............    Oct. 1995          --           --         4,438        4,506
    The Oaks of Boise..............    July 1995          --           --           815          911
    Sunbelt Therapy................    Feb. 1996         544          568         5,942        5,725
    Franciscan Enumclaw............    Aug. 1996       2,060        2,294         3,860        4,313
    Franciscan Walla Walla.........    Aug. 1996         969          999         1,371        1,507
    Other acquisitions.............    July 1996       2,136        2,096         3,837        3,813
                                                      ------       ------       -------      -------
                                                      $5,709       $5,957      $ 59,117     $ 59,616
                                                      ======       ======       =======      =======

     (d) In September 1996, Unison announced a plan to dispose of seven nursing facilities, two of which were not in operation. To record the disposition of these facilities as if the dispositions had occurred at the beginning of the period presented.

     (e) Operating lease pro forma adjustments represent adjustments to the pre-lease operating results of the facilities identified in note (c). The historical results have been adjusted to include the lease expense incurred by Unison, elimination of management fee income to Unison and elimination of the lessor's depreciation, interest expense and management fees.

     (f) To record interest on debt incurred to acquire BritWill and Sunbelt, as follows:

                                                       SIX MONTHS
                                                          ENDED
                                                        JUNE 30,
                                                     ---------------            YEAR ENDED
                                                     1996       1995         DECEMBER 31, 1995
                                                     ----       ----         -----------------
                                                                  (IN THOUSANDS)
    Subordinated Note..............................  $--        $320               $ 435
    Notes and Debentures...........................   23         140                 280
    Other obligations..............................   --         (73)               (147)
                                                     ---        ----               -----
                                                     $23        $387               $ 568
                                                     ===        ====               =====

     In connection with the acquisition of BritWill, Unison issued the $8,000,000 Subordinated Note bearing interest initially at 8.0%, or $640,000 annually. Interest expense related to other debt obligations was reduced by $147,000 based on the anticipated replacement of the accounts receivable sales program with BritWill's receivables financing program.

     Effective as of February 1, 1996, Unison purchased 90% of the outstanding common stock of Sunbelt. In consideration for the $3,600,000 purchase price, Unison paid cash in the amount of $800,000, issued promissory notes in the aggregate amount of $1,000,000 (the "Notes") and issued subordinated convertible debentures in the aggregate amount of $1,800,000 (the "Debentures"). The Notes and Debentures bear interest at 10.0%.

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                            STATEMENT OF OPERATIONS

     (g) To record amortization of goodwill, lease operating rights and other intangible assets related to the acquisitions of BritWill and Sunbelt, as follows:

                                                       SIX MONTHS
                                                          ENDED
                                                        JUNE 30,
                                                     ---------------            YEAR ENDED
                                                     1996       1995         DECEMBER 31, 1995
                                                     ----       ----         -----------------
                                                                  (IN THOUSANDS)
    BritWill Acquisition...........................  $--        $589               $ 687
    Sunbelt Acquisition............................    7          43                  86
                                                      --
                                                                ----                ----
                                                     $ 7        $632               $ 773
                                                      ==        ====                ====

     Under the purchase method of accounting, assets acquired and liabilities assumed were recorded at the estimated fair value. With respect to BritWill, the excess of the purchase price over the fair value of net assets acquired is being amortized over 40 years, the noncompete agreement and assembled work force intangible assets are being amortized over five years, and the lease operating rights intangible assets are being amortized over the respective lease terms, not to exceed 25 years. Such amortization is approximately $2,007,000 annually. Amortization expense was reduced by $830,000 annually to eliminate BritWill's historical amortization of intangible assets.

     With respect to Sunbelt, the excess of the $3,600,000 purchase price over the net assets acquired was recorded as goodwill in the amount of $3,433,000 and amortized over 40 years.

     (h) In September 1996, Unison announced a plan to dispose of seven nursing facilities, two of which were not in operation. To record the provision for loss on disposition of $2,000,000.

     (i) To record the tax provision related to the pro forma adjustments and adjustments for the offering at an assumed rate of 40%.

     (j) To record 1,509,000 common shares to be issued in connection with the Signature Health Care Merger and 540,000 shares to be issued in connection with the Ampro/Memphis Acquisition.

     (k) To record interest income on excess proceeds from the sale of the Senior Notes at an assumed rate of 5%.

     (l) To record interest expense on the $100,000,000 principal amount of Senior Notes at an assumed rate of 10.0%, net of repayments and reductions, as follows:

                                                                       SIX
                                                                     MONTHS        ANNUAL
                                                                     -------       -------
                                                                        (IN THOUSANDS)
    Interest on Senior Notes.......................................  $ 5,000       $10,000
    Interest on debt allocated to Signature Acquisition (note
      (a)).........................................................   (2,152)       (4,305)
    Interest on debt refinanced at an average rate of 10.0%........   (1,437)       (2,873)
                                                                     --------      -------
                                                                     $ 1,411       $ 2,822
                                                                     ========      =======

     (m) To record amortization expense related to debt issue costs incurred in connection with the Offering.

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                            STATEMENT OF OPERATIONS

     (n) In connection with the acquisition of BritWill, other operating expenses have been reduced to give effect to the following estimated annual cost savings to be realized (in thousands):

        Elimination of duplicate corporate compensation and benefits........  $  710
        Reduction of insurance costs........................................     300
        Reduction of corporate office rent and operating costs..............     468
        Other...............................................................      22
                                                                              ------
                                                                              $1,500
                                                                              ======

     (o) To record amortization of a lease liability incurred in connection with the acquisition of BritWill. The lease liability represents the excess of the value of BritWill's lease obligations over market lease rates, based on independent appraisals.

           SELECTED HISTORICAL AND PRO FORMA COMBINED FINANCIAL DATA (Dollars in thousands, except ratios and selected operating data)

                                               YEARS ENDED DECEMBER 31,
                            --------------------------------------------------------------
                                                                                                  SIX MONTHS ENDED JUNE 30,
                                                 ACTUAL                                      ------------------------------------
                            -------------------------------------------------   PRO FORMA      ACTUAL     PRO FORMA    PRO FORMA
                               1992         1993         1994         1995       1995(2)        1996       1995(2)      1996(2)
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
STATEMENT OF OPERATIONS
  DATA:
Total revenues............  $      379   $    1,956   $   12,406   $   61,285   $  149,930   $   64,997   $   64,070   $   92,221
Expenses:
  Wages and related.......         190        1,455        7,149       31,811       90,596       32,447       39,773       49,555
  Other operating.........         109          545        3,902       20,777       33,249       21,172       12,702       22,640
  Rent....................           8           99        1,299        6,565       12,692        6,653        5,458        7,421
  Interest................           5           11           84        1,058       11,347        1,452        5,527        5,906
  Depreciation and
    amortization..........           3            7           51        1,050        5,959        1,054        2,959        2,785
  Provision for loss on
    dispositions..........          --           --           --           --        2,000                     2,000        2,000
                               -------      -------       ------         ----     --------      -------      -------      -------
    Total expenses........         315        2,117       12,485       61,261      155,843       62,778       68,419       90,307
                               -------      -------       ------         ----     --------      -------      -------      -------
    Income (loss) before
      income taxes........          64         (161)         (79)          24       (5,913)       2,219       (4,349)       1,914
Income taxes (benefit)....          26          (20)           1           50       (2,365)         932       (1,740)         765
                               -------      -------       ------         ----     --------      -------      -------      -------
    Net income (loss).....  $       38   $     (141)  $      (80)  $      (26)  $   (3,548)  $    1,287   $   (2,609)  $    1,149
                               =======      =======       ======         ====     ========      =======      =======      =======
OTHER DATA:
  Capital expenditures....          50           13          371        1,081        2,949        2,010        1,024        2,514
  Ratio of earnings to
    fixed charges(3)......        9.35x          --         0.85x        1.01x        0.63x        1.60x          --        1.22x
  Skilled nursing
    facilities:(4)
    Number of
      facilities..........           4            6           16           47           52           45           20           51
    Number of licensed
      beds................         436          671        1,674        4,851        5,270        4,679        2,820        5,184
    Patient days..........          --       12,705      112,727      581,410    1,252,750      541,741           --      685,999
  Assisted living
    facilities:(4)
    Number of
      facilities..........          --            1            4            6            9            5            4            8
    Number of units.......          --           30          104          229          417          134          292          324
  Sources of patient
    revenues:
    Medicare..............          --          3.4%         9.1%        26.9%        27.9%        32.4%        27.5%        33.6%
    Private pay...........          --         13.8         32.4         17.2         26.1         15.8         24.5         24.0
                               -------      -------       ------         ----     --------      -------      -------      -------
      Quality mix.........          --         17.2         41.5         44.1         54.0         48.2         52.0         57.6
    Medicaid..............          --         82.8         58.5         55.9         46.0         51.8         48.0         42.4
                               -------      -------       ------         ----     --------      -------      -------      -------
        Total.............          --        100.0%       100.0%       100.0%       100.0%       100.0%       100.0%       100.0%
                               =======      =======       ======         ====     ========      =======      =======      =======

                                               AT DECEMBER 31,                                               AT JUNE 30, 1996
                              -------------------------------------------------                         --------------------------
                                 1992         1993         1994         1995                              ACTUAL     PRO FORMA(5)
                              ----------   ----------   ----------   ----------                         ----------   -------------
BALANCE SHEET DATA:
  Cash and cash
    equivalents.............  $       17   $        8   $      118   $    6,097                         $      847    $    21,376
  Working capital...........           5         (120)        (866)      (1,208)                             4,848         28,916
  Total assets..............           9          499        4,297       77,531                             84,743        211,997
  Total debt................          38          176        1,589       25,633                             31,111        122,715
  Stockholders' equity......          38         (103)        (139)      19,885                             22,886         42,605

       NOTES TO SELECTED HISTORICAL AND PRO FORMA COMBINED FINANCIAL DATA

(1) On August 10, 1995, Unison acquired BritWill. The actual results for the year ended December 31, 1995 include the results of operations for BritWill for the five months ended December 31, 1995.

(2) Gives effect to (i) the Pending Acquisitions, (ii) the Dispositions, (iii) the Completed Acquisitions and (iv) the placement of the Senior Notes and the application of the net proceeds therefrom, effective, in each case, at the beginning of the period presented. See "Unaudited Pro Forma Condensed Combined Financial Statements" and Notes thereto.

(3) Earnings are defined as income (loss) before extraordinary items and fixed charges. Fixed charges are defined as interest expense and a portion of rent expense representing the interest factor, which Unison estimates to be one-third of base rents. Earnings were inadequate to cover fixed charges by approximately $161,000 in 1993.

(4) Number of facilities, beds and units expressed are at end of period.

(5) Gives effect to (i) the Pending Acquisitions, (ii) the Dispositions, (iii) the Completed Acquisitions and (iv) the placement of the Senior Notes and the application of the net proceeds therefrom, effective, in each case, as of June 30, 1996. See "Unaudited Pro Forma Condensed Combined Financial Statements" and Notes thereto.

        (c)  Exhibits.

             See Exhibit Index to Form 8-K dated August 1, 1996.


                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UNISON HEALTHCARE CORPORATION


                                        By: /s/ CRAIG R. CLARK
                                            ----------------------------
                                            Craig R. Clark
                                            Executive Vice President
                                            and Chief Financial Officer

October 15, 1996

                                 EXHIBIT INDEX

                                                                              SEQUENTIALLY
EXHIBIT NO.                     DESCRIPTION OF EXHIBIT                        PAGINATED NO.
-----------     ----------------------------------------------------------    -------------
    10.1        Lease dated November 30, 1994 between Monica R. Salusky
                and SunQuest SPC, Inc. (commencement date: August 1,
                1996) .................................................              *

    10.2        Modification of Lease dated as of July 31, 1996 between
                Monica R, Salusky, SunQuest SPC, Inc. and Unison
                HealthCare Corporation ................................              *

    10.3        Lease dated June 19, 1996 between Walla Walla Partners,
                L.P. and SunQuest SPC, Inc. (commencement date:
                August 1, 1996) .......................................              *

    10.4        First Amendment to Lease dated July 26, 1996 between
                Walla Walla Partners, L.P. and SunQuest SPC, Inc. .....              *
-----------------
* Previously Filed.



                                      E-1